UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

JUNIPER II CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41014	86-1434822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3790 El Camino Real #818

Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 292-9660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	JUN.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share, included as part of the units	JUN	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	JUN WS	The New York Stock Exchange
Class A common stock underlying the redeemable warrants	JUN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2023, Murray Grainger stepped down from his position as Chief Executive Officer and Chairman of the board of directors (the “Board”) of Juniper II Corp. (the “Company”). His departure was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. No material change is anticipated in regard to Mr. Grainger’s ongoing commitment to ensuring the Company’s success.

Effective May 15, 2023, Bill Fradin, currently an advisor of the Company, was appointed as Chief Executive Officer and Chairman of the Board of the Company. There is no arrangement or understanding between Mr. Fradin and any other person pursuant to which he was appointed the Chief Executive Officer or Chairman of the Board of the Company, and there are currently no transactions in which Mr. Fradin has an interest requiring disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Fradin and any director or executive officer of the Company, except that Mr. Fradin is the brother-in-law of Noah Kindler, the Chief Financial Officer and Chief Technology Officer of the Company.

Mr. Fradin has over 15 years of experience as a finance and investment professional. He has served as an advisor to the Company since December 2020. Since November 2019, Mr. Fradin has served as Executive Vice President of Osprey Technology Acquisition Corp. (NYSE:SFTW), which has entered into a business combination agreement with BlackSky Holdings, Inc., a leading real-time geospatial intelligence, imagery, and data analytics company. In addition, Mr. Fradin is a Managing Partner and Founder at Seal Rock Partners, a family-backed private equity firm, and a Managing Director and Co-Founder at HEPCO Capital Management, LLC, a multi-SPAC sponsor. Prior to founding Seal Rock Partners, Mr. Fradin was an investment professional at JLL Partners. Mr. Fradin is the son of Roger Fradin, the Company’s former Chairman who currently serves as a special advisor to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2023

JUNIPER II CORP.

By:	/s/ Noah Kindler
Name:	Noah Kindler
Title:	Chief Financial Officer and Chief Technology Officer